EXHIBIT 10.1

                                 ZOOM GROUP LLC

                               OPERATING AGREEMENT


     This Operating Agreement of ZOOM GROUP LLC (the "Company"), a limited liability company organized pursuant to the Act, is entered into and shall be effective as of March ____, 2002 by and among the Persons executing this Agreement as Members and the Persons executing this Agreement as Managers.
                              PRELIMINARY STATEMENT

     WHEREAS the Company was formed as a Massachusetts limited liability company pursuant to a Certificate filed with the Secretary of State of the State on March __ 2002; and

     WHEREAS the Members and Managers desire to enter into this Agreement to, among other things, provide for the operation of the Company, and, in general, to set out fully the rights and obligations of the Members and Managers of the Company.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members and Managers hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     The defined terms used in this Agreement shall have the meanings specified below, unless otherwise defined in this Agreement:

     "AAA" has the meaning set forth in Section 11.03.

     "Accountants" means such firm of independent certified public accountants as may be engaged by the Company.

     "Act" means the Massachusetts Limited Liability Company Act.

     "Additional  Capital  Contributions"  has the  meaning set forth in Section
4.09.

     "Adjusted Capital Account" means the Capital Account maintained for each Member as of the end of each fiscal year as adjusted under Section 4.02 hereof, and further (i) increased by any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is treated as being obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c) or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

     "Affiliate" means, with respect to a specified Person, (i) any Person that directly or indirectly controls or is controlled by or is under common control with the specified Person, and (ii) any Person that is an officer of, general partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, general partner or trustee, or with respect to which the specified Person serves in a similar capacity.

     "Agreement" means this Operating Agreement, including all Exhibits and Schedules attached hereto, as it may be amended from time to time.

     "Allocation Period" means (i) the period commencing on the date hereof and ending on December 31, 2002, (ii) any subsequent period commencing on January 1 and ending on the following December 31, or (iii) any portion of the period described in clause (ii) for which the Company is required to allocate profits, losses and other items of income, gain, loss or deduction pursuant to Article IV.

     "Assign" or "Assignment" has the meaning set forth in Section 9.01.

     "Call" has the meaning set forth in Section 9.06.

     "Call Option Price" has the meaning set forth in Section 9.06.

     "Call Period" means the period beginning on the Option Effective Date and ending on December 31, 2005.

     "Capital Account" has the meaning set forth in Section 4.02(a).

     "Capital Contribution" means the amount of cash or the fair market value of property contributed to the Company by each Member as the consideration for such Member's interest in the Company pursuant to Article IV (including any Additional Capital Contributions). Any reference in this Agreement to the Capital Contribution of a then Member shall include a Capital Contribution previously made by any prior Member with respect to the interest of such then Member in the Company.

     "Capital Event" means a sale of all or a substantial portion of the Company's assets or a revaluation of the Company's assets in connection with maintaining Capital Accounts or any transaction in contemplation of liquidation.

     "Certificate" means the Certificate of Organization as filed with the Secretary of State of the State, as the same may be amended from time to time.

     "Change In Control" means with respect to any ultimate parent company of the Company or a Member, as the case may be (or the Company or such Member if there is no ultimate parent company) (the "Subject Entity").

          (i) the acquisition by any Person, including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Exchange Act, of more than 50% of either (i) the then outstanding shares of common stock of the Subject Entity (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Subject Entity entitled to vote generally in the election of directors (the "Outstanding Voting Securities");

          (ii) the consummation of a reorganization, merger or consolidation of the Subject Entity or sale or other disposition of all or substantially all of the assets of the Subject Entity (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which all or substantially all of the Persons who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50%, respectively, of the Outstanding shares of Common Stock and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the Person resulting from such Corporate Transaction (including, without limitation, a Person which as a result of such transaction owns the Subject Entity or all or substantially all of the Subject Entity's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be;

          (iii)  the   consummation  of  a  plan  of  complete   liquidation  or
     dissolution of the Subject Entity; or

          (iv) an Event of Bankruptcy with respect to the Subject Entity.

          "Closing Credit" has the meaning set forth in the Second Amendment.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Contribution Loan" has the meaning set forth in Section 4.09(b)(i).

          "Contributing Member" has the meaning set forth in Section 4.09(b).

          "Convertible Securities" means any rights or securities convertible into or exchangeable for Units.

          "Depreciation" means, for each Allocation Period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such Allocation Period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Allocation Period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Allocation Period bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Allocation Period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managers.

          "Dispute" has the meaning set forth in Section 11.01.

          "Earnest Money" has the meaning set forth in the Purchase Agreement.

          "Event of Bankruptcy" means, with respect to any Person:

          (i) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of such Person or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of one hundred eighty (180) consecutive days; or

          (ii) the commencement by such Person of any proceeding seeking a decree, order, appointment or other relief referred to in clause (i) above, the consent to or failure to oppose the granting of such relief, or the failure of such Person generally to pay its debts as such debts become due, or the taking of any action by such Person in furtherance of any of the foregoing.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Managers;

          (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Managers, as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g): provided, however, that adjustments pursuant to clauses (A) and (B) above shall be made only if the Managers reasonably determine that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

          (iii) The Gross Asset Value of any Company asset distributed to a Member shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the Managers; and

          (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulation Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of Profits and Losses herein; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent the Managers determine that an adjustment pursuant to subparagraph (ii) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

     If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraphs (i), (ii), or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing profits and losses. For purposes of this definition of Gross Asset Value, a Capital Contribution or distribution shall be considered de minimis if its value is less than $25,000.

     "Intangible Personal Property" has the meaning set forth in the Purchase Agreement.

     "Investment Capital Contributions" means that portion of aggregate Additional Capital Contributions that is used solely to cover expenses that are amortizable or depreciable under the terms of the Internal Revenue Code of 1986 and the Treasury regulations issued thereunder, each as amended from time to time.

     "Leases" has the meaning set forth in the Purchase Agreement.

     "Level 1 Review" has the meaning set forth in Section 11.02.

     "Level 2 Review" has the meaning set forth in Section 11.02.

     "License Agreements" has the meaning set forth in the Purchase Agreement.

     "Liquidator" has the meaning set forth in Section 10.01(b).

     "Majority Consent of the Members" means the vote at a meeting or the Written Consent of Members holding at least a majority of the aggregate Percentage Interests in the Company.

     "Managers", "Board" or "Board of Managers" means those Persons named as managers of the Company in this Agreement and any Person who becomes an additional, substitute or replacement Manager in accordance with Article V, in such Person's capacity as a Manager, and "Manager" means any of the Managers.

     "Members" means the parties executing this Agreement as Members and any Person subsequently admitted to the Company as a Substitute Member or an additional Member in accordance with the terms of this Agreement, in such Persons capacity as a Member, and "Member" means any of the Members.

     "Net Purchase Equity" has the meaning set forth in Section 9.07.

     "Neutral" has the meaning set forth in Section 11.03.

     "Non-Contributing Member" has the meaning set forth in Section 4.09(b).

     "Non-Zoom Members" means the Members of the Company other than Zoom.

     "Non-Zoom Members' Net Profit" has the meaning set forth in Section 9.06.

     "Option Effective Date" means the date of complete execution and delivery of the Second Amendment.

     "Option Notification" has the meaning set forth in Section 9.07.

     "Percentage Interest" means, for each Member, at any particular time, the percentage obtained by dividing the number of Units owned by such Member by the total number of Units outstanding. The Percentage Interest of each Member is as indicated on Schedule A, as amended from time to time in accordance with the terms of this Agreement.

     "Permitted Transferees" has the meaning set forth in Section 9.03.

     "Person" means any individual, general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association, and the heirs, executors, administrators, legal representatives, successors and assigns of the "Person" when the context so permits.

     "Prime Rate" means the prime rate as defined in the "Money Rates" section of The Wall Street Journal on the date in question.

     "Profits" and "Losses" means for each Allocation Period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code
Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

          (i) any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits and Losses shall be added to such taxable income or loss;

          (ii) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Section 1.704-1(b)(2)(iv)(i) of the Regulations, and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

          (iii) in the event the Gross Asset Value of any Company asset is adjusted pursuant to paragraph (ii) or (iii) of the definition of Gross Asset Value herein the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

          (iv) gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

          (v) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Allocation Period or other period, computed in accordance with the definition of Depreciation herein;

          (vi) to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Sections 734(b) or 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's interest in the Company, the amount of such adjustment shall be treated as an item of gain or loss from the disposition of such asset for purposes of computing Profits or Losses; and

          (vii) notwithstanding any other provisions hereof, any items which are specially allocated pursuant to Section 4.04(a) hereof shall not be taken into account in computing Profit or Losses.

     The amounts of items of Company income, gain, loss or deduction available to be specially allocated pursuant to Section 4.04(b) hereof shall be determined by applying rules analogous to those set forth in paragraphs (i) through (vi) above.

     "Project" has the meaning set forth in Section 2.03.

     "Property" has the meaning set forth in the Purchase Agreement.

     "Purchase Agreement" means the Agreement of Purchase and Sale having an effective date of January 11, 2001 with respect to the land with improvements thereon known and numbered as Building 114, Section A, 27-29 Drydock Avenue, South Boston, Massachusetts, entered into between Zoom and SKW Real Estate Limited Partnership, as amended from time to time.

     "Purchase Price" has the meaning set forth in the Purchase Agreement.

     "Real Property" has the meaning set forth in the Purchase Agreement.

     "Regulations" or "Treasury Regulations" means regulations promulgated under the Code, as in effect from time to time.

     "Retirement" means in the case of any Member, the death or incapacity of such Member or an Event of Bankruptcy with respect to such Member. Incapacity shall mean an adjudication of insanity or incompetency. Upon Retirement, a Member shall be referred to as a "Retired Member."

     "Second Amendment" means the Reinstatement Agreement, Assignment Agreement and Second Amendment to the Purchase Agreement entered into by and among SKW Real Estate Limited Partnership, Zoom and the Company.

     "Securities Act" means the Securities Act of 1933, as amended.

     "State" means the Commonwealth of Massachusetts.

     "Substitute Member" means an assignee of a Unit who is admitted as a Member of the Company pursuant to this Agreement.

     "Supermajority Consent of the Members" means the vote at a meeting or the Written Consent of Members holding at least two-thirds (2/3) of the aggregate Percentage Interests in the Company.

     "Tangible Personal Property" has the meaning set forth in the Purchase Agreement.

     "Unit" means an interest in the Company held by a Member. The number of Units held by each Member is as indicated on Schedule A, as amended from time to time in accordance with the terms of this Agreement.

     "Written Consent" means the written consent or approval of the affected Member or Manager, as the case may be. The Company shall deliver, or cause to be delivered, to each affected Member or Manager reasonable prior written notice of any proposed action the taking of which would require the Written Consent of such Member or Manager pursuant to this Agreement. Each affected Member or Manager shall deliver to the Company written notice of its approval or disapproval of any such proposed action on or before the fifth (5th) business day after delivery of the notice from the Company referred to in the preceding sentence. If any affected Member or Manager fails to deliver such notice within such five (5) business day period, such proposed action shall be deemed to have been approved by such Member or Manager. All deliveries of writings shall be governed by Section 13.01.

     "Zoom" means Zoom Telephonics, Inc., a Delaware corporation.

     "Zoom Option" has the meaning set forth in Section 9.07.

     "Zoom Option Period" means the period beginning on the Option Effective Date and ending on January 5, 2003.

     "Zoom Option Price" has the meaning set forth in Section 9.07.

     "Zoom's Legal Share" has the meaning set forth in Section 9.07.

     "Zoom's Net Profits" has the meaning set forth in Section 9.07.

     Words used herein, regardless of the number and gender used, shall be deemed and construed to include any other numbers, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires, and, as used herein, unless the context clearly requires otherwise, the words "hereof," "herein," and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular provisions hereof.

                                   ARTICLE II
                               GENERAL PROVISIONS

     2.01 Formation of the Company. The parties hereby confirm the formation of the Company as a limited liability company pursuant to the provisions of the Act. Except as expressly provided herein, the rights and obligations of the Members and Managers and the administration and termination of the Company shall be governed by the Act. The Managers shall take all actions necessary to assure the prompt filing of any documents or instruments necessary or appropriate to effectuate the provisions of this Agreement and the conduct of the operations of the Company as contemplated hereby.

     2.02 Name of the Company. The name of the Company shall be "Zoom Group LLC" or such other name as the Managers may from time to time determine. The Managers shall cause to be filed on behalf of the Company such corporate, assumed or fictitious name certificate or certificates as may from time to time be required by law.

     2.03 Business of the Company. The Company shall be organized as a "special purpose entity", whose business shall consist solely of the acquisition, ownership, operation, development, renovation, management, leasing, financing and refinancing of Building 114, Section A, 27-29 Drydock Avenue, South Boston, Massachusetts (the "Project") and such activities as are necessary, incidental or appropriate in connection therewith; further, the Company will not: (a) engage in any business or activity other than the acquisition, ownership, operation, development, renovation, management, leasing, financing and refinancing of the Project and activities incidental thereto; (b) acquire or own any material assets other than (i) the Project, and (ii) such incidental personal property as may be necessary for the operation of the Project; (c) consent to the dissolution or winding up, in whole or in part, of the Company, nor shall the Managers of the Company consent to the dissolution or liquidation, in whole or in part, of the Company; (d) fail to preserve its existence as an entity duly formed, validly existing and in good standing (if applicable) under the laws of the State; (e) commingle its assets with the assets of its Members or of any other person or entity, or (f) make any loans or advances to any third party (including any Affiliate of the Company or any member or principal of an Affiliate of any Member or principal of the Company); further, the Company shall
(i) maintain its assets, books and records in a way which segregates and identifies such assets separate and apart from the assets of any other person or entity, (ii) hold itself out to the public as a separate legal entity distinct from any other person or entity, (iii) conduct business solely in its name, (iv) not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation); (v) be solvent and pay its liabilities from its assets as the same shall become due; (vi) file its own tax returns; and (vii) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

     2.04 Place of Business of the Company; Registered Office and Registered Agent. The principal place of business of the Company shall be located at c/o Northstar Management, 205 Portland Street, Boston, Massachusetts 02114. The Managers may, at any time and from time to time, change the location of the Company's principal place of business upon written notice of such change to the Members. The Managers shall have the authority to cause the Company to do business in jurisdictions other than the State. The registered agent for service of process for the Company in the State shall be the initial registered agent named in the Certificate or such other Person or Persons as the Managers may designate in the manner provided in the Act. The registered office of the Company required by the Act to be maintained in the State shall be the initial registered office named in the Certificate or such other office (which need not be a place of business of the Company) as the Managers may designate from time to time in the manner provided by the Act.

     2.05 Duration of the Company. The Company shall continue in existence until terminated in accordance with Article X hereof.

     2.06 Title to Company Property. All property owned by the Company, whether real or personal, tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, individually, shall have any ownership of such property. The Company may hold any of its assets in its own name or in the name of its nominee, which nominee may be one or more individuals, partnerships, trusts or other entities.

     2.07 Members Names and Addresses. The names and addresses of the Members are as set forth on Schedule A, as amended from time to time in accordance with the terms of this Agreement.

     2.08 No Partnership Relationship. Notwithstanding, but not in limitation of, any other provision of this Agreement, the parties understand and agree that the creation, management and operation of the Company shall not create or imply a general partnership or joint venture between or among the Members and shall not make any Member the agent or partner of any other Member for any purpose other than Federal and state tax purposes.

                                   ARTICLE III
                                  DISTRIBUTIONS

     3.01 General. The Board of Managers shall determine the amount and timing of all distributions to the Members of the Company; provided, however, that the Members, by Supermajority Consent of the Members, may from time to time override such determination by Board of Managers and change the amount and/or timing of distributions to the Members. All distributions shall be distributed to and among the Members in accordance with their respective Percentage Interests, except liquidating distributions shall be made as set forth in Article X.

                                   ARTICLE IV
      CAPITAL CONTRIBUTIONS, LOANS AND ALLOCATION OF PROFITS AND LOSSES

     4.01  Capital  Contributions;  No  Withdrawal  Rights;  Loans  By  Members.

     (a) Each Member has made one or more Capital Contributions to the Company in the aggregate amount set forth opposite such Member's name under the heading "Capital Contribution" on Schedule A hereto, as amended from time to time in accordance with the terms of this Agreement. Except as specifically provided in this Agreement, no Member shall be required to make any additional Capital Contributions or any loans to the Company.

     (b) No interest shall accrue on any contributions to the capital of the Company, and no Member shall have the right to withdraw or to be repaid any capital contributed by him or it or to receive any other payment in respect of his or its interest in the Company (including, without limitation, upon withdrawal from the Company), except as specifically provided in this Agreement.

     4.02 Capital Accounts.

     (a) In determining allocations of income and loss for federal income tax purposes, a capital account (the "Capital Account") shall be maintained for each Member in accordance with the capital account maintenance rules set forth in Treasury Regulations Section 1.704-1(b)(2)(iv). Without limiting the generality of the foregoing, each Member's Capital Account shall be increased by (i) the amount of money contributed by such Member to the Company, (ii) the Gross Asset Value of property contributed by such Member to the Company (net of liabilities that the Company is considered to assume or take subject to in accordance with
Section 752 of the Code), and (iii) allocations to such Member of Profits; and shall be decreased by (w) the amount of money distributed to such Member, (x) the Gross Asset Value of any property distributed to such Member (net of any liabilities that such Member is considered to assume or take subject to in accordance with Section 752 of the Code), and (y) allocations to such Member of Losses.

     (b) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Treasury Regulations. In the event the Board of Managers shall determine, in its reasonable discretion, that it is necessary or advisable to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Treasury Regulations, the Board of Managers may make such modification; provided, however, that such modification shall not have a material adverse effect on any Member.

     4.03 Determination and Allocations of Profits and Losses. The income, gains, losses, deductions and credits of the Company shall be determined for each fiscal year in accordance with generally accepted accounting principles, consistently applied.

     (a) Profits for a fiscal year, other than Profits attributable to a Capital Event, shall be allocated among the Members:

          (i) first, to eliminate a negative Adjusted Capital Account of any Member; and

          (ii) thereafter, in proportion to each Member's Percentage Interest.

     (b) Losses for a fiscal year, other than Losses attributable to a Capital Event, shall be allocated among the Members in the following order:

          (i) first, to reduce the Adjusted Capital Account of each Member to zero; and

          (ii) thereafter, in proportion to each Member's Percentage Interest.

     (c) Items of income, gain, loss and deduction attributable to a Capital Event shall be allocated among the Members so as to cause the Members Capital Accounts to be in proportion to their respective Percentage Interests.

     4.04 Regulatory Allocations.

     (a)   Tax Allocations:  Code Section 704(c).

          (i) Except as otherwise provided herein, all items of income, gain, loss, deduction and credit realized by the Company shall, for each fiscal year, be allocated for Federal, state and local income tax purposes among the Members in the same manner as the items of income, gain, loss, deduction and credit were allocated pursuant to Section 4.03.

          (ii) In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with subparagraph (i) of the definition of Gross Asset Value).

          (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.

          (iv) Any elections or other decisions relating to such allocations shall be made by the Managers in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this
     Section 4.04(a) are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Capital Account or share of profits, losses, other items, or distributions pursuant to any provision of this Agreement.

          (v) Except as otherwise provided in this Agreement, all items of Company income, gain, loss, deduction, and any other allocations not otherwise provided for shall be divided among the Members in the same proportions as they share profits or losses, as the case may be, for the Allocation Period.

     (b) Notwithstanding Section 4.03, the following allocations shall apply:

          (i) the "minimum gain chargeback requirement" of Regulations Section 1.704-2(f);

          (ii) the "chargeback of partner nonrecourse debt minimum gain" requirement of Regulations Section 1.704-2(i)(4); and

          (iii) the "qualified income offset" provision of Regulations Section 1.704-1(b)(2)(ii)(d).

     (c) The economic arrangement intended by the Members with respect to distributions on liquidation is based on Capital Accounts adjusted for profits and losses as set forth in Section 4.03 without consideration of the allocations specified in Section 4.04(b), above. Therefore, in the event the allocations specified in Section 4.04(b) or any other allocations required by the Code or other applicable tax law would cause the Capital Accounts balances of the Members to differ from the Capital Account balances which would have pertained in the absence of such allocations, the Managers will specially allocate items of income, gain, loss and deduction in a manner which complies with Code section 704(b) and causes the Capital Account of each Member to equal as closely as practicable the Capital Account such Member would have had in the absence of any such allocations required by Section 4.04(b) or other allocations required by the Code or other applicable tax law.

     4.05 Allocations Upon Transfer or Admittance. In the event that a Member acquires an interest in the Company either by transfer from another Member or by acquisition from the Company, unless a different method is selected by the Managers, (i) an equal portion of the profits or losses from ordinary operations of the Company for the year in which such acquisition occurs shall be allocated to each day of such year, and the profits and losses so allocated to the portion of the year prior to the date of the acquisition of the interest in the Company by the Member shall be allocated among the Members without giving effect to such acquisition, and the profits and losses so allocated to the portion of the year from and after the date of the acquisition of such interest shall be allocated among the Members by giving effect to such acquisition, and (ii) profits and losses realized from the sale or other disposition of the assets of the Company outside of ordinary operations shall be allocated among the Members based upon the actual ownership of interests in the Company on the date of the event giving rise to such profits or losses.

     4.06 Allocations with Respect to Non-cash Distributions. In the case of a non-cash distribution, the Company shall be deemed to have recognized income or loss as if the distributed property were sold for fair market value as determined in good faith by the Board of Managers and the Capital Accounts of the Members will be adjusted accordingly.

     4.07 Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Members shall be treated as amounts paid or distributed, as the case may be, to the Members with respect to which such amount was withheld pursuant to this Section 4.07 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocation to the Members, and pay over to any Federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other Federal, state or local law or any foreign law, and shall allocate any such amounts to the Members with respect to which such amount was withheld.

     4.08 Loans by Members.

     (a) In the event the Company requires additional funds to carry out its purposes, conduct its business, meet its obligations or make any expenditure authorized by this Agreement, and additional funds are not available from third parties on terms acceptable to the Board of Managers in its sole discretion, any Member may, but shall not be obligated to, loan such funds to the Company. Any loan made pursuant to this Section shall be nonrecourse to the Member, shall be evidenced by a promissory note, shall be unsecured, shall not violate the
Company's other loan or contractual arrangements, shall bear interest, compounded monthly, at a rate of interest equal to the Prime Rate plus four (4) percentage points, shall be repaid out of the first funds available therefor and in any event prior to any distribution to any Member, and shall be due and payable in full on the first (1st) anniversary of the date on which any such loan is made.

     (b) Loans by a Member to the Company shall not be considered Capital Contributions. If any Member shall advance funds to the Company in excess of the amounts required hereunder to be contributed by such Member to the capital of the Company, the making of such advances shall not result in any increase in the amount of the Capital Account of such Member. The amounts of any such advances shall be a debt of the Company to such Member and shall be payable or collectible only out of the Company assets in accordance with the terms and conditions upon which such advances are made, subject to the provisions of
Section 4.08(a). The repayment of loans from a Member to the Company upon liquidation shall be subject to the order of priority set forth in Article X.

     4.09 Additional Capital Contributions.

     (a) Obligation to Make Additional Capital Contributions. Except as otherwise provided in Section 9.07(c) below, each Member shall be obligated to (and does hereby covenant and agree to) contribute, at such times and in the manner as may be determined by Supermajority Consent of the Members, its pro rata share (based on Percentage Interests) of additional capital required to fund the operations of the Company from time to time (the "Additional Capital Contributions"). All such Additional Capital Contributions shall be paid within thirty (30) days of receipt of a capital call notice from the Board of Managers requiring that such Additional Capital Contributions be made; provided, however, that the total of all required Capital Contributions, including, but not limited to, Additional Capital Contributions, prior to the closing under the Purchase Agreement shall not exceed $540,000 per Member.

     (b) Non-Contributing Members. If any Member (hereinafter referred to as a "Non-Contributing Member") fails to make an Additional Capital Contribution at the time specified above, any Member who made its required Additional Capital Contribution (hereinafter referred to as the "Contributing Member") shall thereafter have the right, but not the obligation, to do one or more of the following, in addition to all other rights and remedies under this Agreement or otherwise available at law or in equity by notice to the Non-Contributing Member of the amount which has been advanced and/or contributed (as the case may be) by the Contributing Member pursuant to this Section 4.09:

          (i) To make a loan (a "Contribution Loan") to the Non-Contributing Member by advancing funds directly to the Company in an amount equal to all or a portion of the Additional Capital Contribution which the Non-Contributing Member failed to make, which Contribution Loan shall (except to the extent Section 4.09(d)(iii)(A)) treatment is elected) be a recourse obligation of the Non-Contributing Member, and shall bear interest and be repayable in accordance with the provisions hereof; or

          (ii) To make a Capital Contribution to the Company in an amount equal to all or a portion of the Additional Capital Contribution which the Non-Contributing Member failed to make, and to cause dilution of the Non-Contributing Member's Percentage Interest in accordance with the provisions of Section 4.09(e) below.

     If more than one (1) Member wishes to be a Contributing Member, they shall do so in such proportion as they shall agree, or, failing such agreement, in proportion to the Contributing Members' respective Percentage Interests.

     (c) Intentionally Omitted.

     (d) Contribution Loan Terms.

          (i) If a Contributing Member elects to make a Contribution Loan on behalf of a Non-Contributing Member, such Contribution Loan shall bear interest at a rate equal to the Prime Rate plus six (6) percentage points, and shall be repayable in accordance with Section 4.09(d)(ii). A Contributing Member shall be entitled to make a Contribution Loan in any amount equal to or less than the entire amount of the Additional Capital Contribution which the Non-Contributing Member failed to make, in which event the Company and/or the Contributing Member shall be entitled to exercise any other remedies hereunder or at law or in equity with respect to the balance of such unpaid Additional Capital Contribution.

          (ii) A Contribution Loan shall be repayable out of any subsequent distributions to which the Non-Contributing Member (for whose account the Contribution Loan was made) would otherwise be entitled in accordance with this Agreement, which amounts shall be applied first to interest and then to principal, until the Contribution Loan is paid in full. If not paid out of distributions as provided above, a Contribution Loan, together with accrued but unpaid interest thereon, shall be payable sixty (60) days after the date on which such Contribution Loan is made. Repayment of a Contribution Loan shall be secured by the Non-Contributing Member's Units, and each Member hereby grants a security interest in such Units which may be invoked by a Contributing Member who has advanced a Contribution Loan to the Company on behalf of such Member (who would then be a Non-Contributing Member). If requested by the Contributing Member, the Non-Contributing Member shall be obligated, and each Member hereby agrees, to execute such documents, including UCC-1s, as reasonably may be requested by the Contributing Member to perfect such security interest.

          (iii) If any Contribution Loan has not been repaid in full in accordance with and within the applicable time period set forth in Section 4.09(d)(ii) above, then at any time thereafter the Contributing Member may elect to proceed under subsections 4.09(d)(iii)(A) or (B) below.

               (A) Upon thirty (30) days written notice to the Non-Contributing Member (during which thirty (30) day period the Non-Contributing Member shall have the right to cure nonpayment of its Contribution
          Loan), the Contributing Member may elect to treat all or a portion of the outstanding principal balance of a Contribution Loan as a Capital Contribution by the Contributing Member and to dilute the Percentage Interest of the Non-Contributing Member in accordance with the provisions of Section 4.09(e). Accrued interest on any Contribution Loan so converted to capital as provided above shall not be converted to capital and shall thereafter be payable upon demand from the Contributing Member; provided, however, that if such accrued interest is not paid in full upon demand, the Member making such demand may at any time thereafter exercise his rights under subsection (B) below with respect to the then-outstanding amount of such accrued interest.

               (B) The Contributing Member may elect to make written demand upon the Non-Contributing Member for payment in full of such Contributing Member's Contribution Loan, including all interest accrued thereon, and upon failure of the Non-Contributing Member to pay the Contribution Loan and all interest thereon in full within one hundred twenty (120) days after such demand, the Contributing Member may cause all available remedies against the Non-Contributing Member to be enforced, including but not limited to a suit for damages in the full amount of the Contribution Loan.

               (C) Until a Contributing Member has elected to proceed under subsections 4.09(d)(iii)(A) or (B), above, such Contributing Member's Contribution Loan shall remain in place and shall bear interest and be repaid as provided above. The rights of a Contributing Member under this Section shall be non-exclusive, and a Contributing Member may elect to proceed under either or both provisions of this Section as to all or any portion of any particular Contribution Loan, or, in the event of an election under subsections 4.09(d)(iii)(B) followed by nonpayment, in whole or in part, of the Contribution Loan within the time period provided for therein the Contributing Member may then elect to proceed under Section 4.09(d)(iii)(A) with respect to the unpaid principal amount of such Contribution Loan.

     (e) Penal Dilution. If a Contributing Member makes a Capital Contribution to the Company pursuant to the preceding provisions, or elects to convert the principal amount of a Contribution Loan to capital pursuant to the provisions of subsections 4.09(d)(iii)(A) above, the Percentage Interests of the Members shall be adjusted, effective as of the date of such contribution or conversion, as the case may be (hereinafter referred to as the "Computation Date"), as follows:

          (i) The Percentage Interest of the Member making such Capital Contribution or electing to convert the principal amount of such Contribution Loan to capital shall be adjusted to an amount calculated in accordance with the following formula: NCP*(C/(NCP*AC)) + P = NP

     P = The Percentage Interest of the Contributing Member then in effect, expressed as a decimal

     AC = The aggregate amount of Capital Contributions required to be made by all Members pursuant to this Agreement and not previously returned at the Computation Date

     C    = The  amount  of the  Additional  Capital  Contribution  made  by the
          Contributing   Member  on  behalf  of  the   Non-Contributing   Member
          multiplied by 2

     NP = The Percentage Interest of the Contributing Member immediately after such Additional Capital Contribution, expressed as a decimal

     NCP = The Percentage Interest of the Non-Contributing Member immediately before such Additional Capital Contribution, expressed as a decimal

          (ii) The Non-Contributing Member's Percentage Interest shall be equal to one hundred percent (100%) less the aggregate of (i) the Percentage Interest of the Contributing Members adjusted pursuant to the provisions of this Section and (ii) the Percentage Interest of the Members who are not Contributing Members but who make Additional Capital Contributions as required pursuant to this Section.

     To effectuate the foregoing, the Contributing Members shall be issued additional Units in the Company.

     (f) Adjusting Allocations. If the Percentage Interests of the Members are adjusted during an Allocation Period pursuant to this Section, the Company's books shall, unless otherwise approved by Majority Consent of the Members, be closed as of the date immediately preceding the Computation Date. For the period ended on such date, profits, losses and distributions shall be allocated and distributed pursuant to the provisions of Sections 3 and 4, according to the Percentage Interests in effect prior to the Computation Date. Thereafter, distributions, profits and losses for the balance of such Allocation Period shall be distributed and allocated pursuant to the provisions of Articles III and IV according to the Percentage Interests of such Members, as so adjusted; provided that nothing in this Section shall be construed to require distributions at a date earlier than specified in Articles III and IV.

                                    ARTICLE V
                                   MANAGEMENT

     5.01 Board of Managers. The overall management and control of the business and affairs of the Company will be vested solely in the Board of Managers. The Board of Managers shall direct, manage, and control the business of the Company to the best of its ability. Subject to the provisions of this Agreement, the Board of Managers shall have the full and complete authority, power, and discretion to manage and control the business, affairs, and properties of the Company, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the Company's business.

     5.02 Number and Election of Managers. The number of Managers of the Company shall be fixed and the Members of the Board of Managers shall be elected from time to time by the Members in accordance with Section 6.08. Upon election, each Manager shall execute a counterpart to this Agreement or another instrument accepting and adopting the terms of this Agreement. The Board of Managers shall consist initially of two (2) Managers, who shall be Peter Kramer and Jeff Wallace. Managers need not be residents of the State.

     5.03 Resignation of Managers. Any Manager of the Company may resign at any time by giving written notice to the Company. The resignation of any Manager shall take effect upon receipt of that notice or at such later time as shall be specified in the notice and the acceptance of the resignation shall not be necessary to make it effective. The resignation of a Manager who is also a Member shall not affect the Manager's rights as a Member and shall not constitute a withdrawal of such Manager as a Member.

     5.04 Removal of Managers. All or any lesser number of Managers may be removed at any time, with or without cause, by Majority Consent of the Members, except the Manager to be removed. The removal of a Manager who is also a Member shall not affect the Manager's rights as a Member and shall not constitute a withdrawal of such Manager as a Member.

     5.05 Vacancies on Board of Managers. Any vacancy occurring for any reason in the Board of Managers of the Company may be filled by the Members in accordance with Section 6.08. A Manager elected to fill a vacancy shall hold office until the Manager's successor shall be elected and shall qualify or until the Manager's earlier death, resignation, or removal.

     5.06 Certain Powers of Managers. Without limiting the generality of Section
5.01 above or Section 2.03, and subject to the  limitations set forth in Section
5.07 below, the Board of Managers shall have power and authority, on behalf of the Company:

     (a) to acquire from any Person by purchase, lease or otherwise, any real or personal property which may be necessary, convenient or incidental to the accomplishment of the purposes of the Company;

     (b) to borrow money for the Company from banks, other lending institutions, the Managers, Members, or Affiliates of the Managers or Members on such terms as the Members, by Majority Consent of the Members, deems appropriate, and in connection therewith, to hypothecate, encumber, and grant security interests in the assets of the Company to secure repayment of the borrowed sums;

     (c) to enter into, perform and carry out contracts of any kind necessary to, in connection with or incidental to, the accomplishment of the purposes of the Company, which contracts may extend beyond the term of the Company;

     (d) to prepay in whole or in part, refinance, recast, increase, modify or extend any deed of trust, mortgage or other indebtedness of the Company, and, in connection therewith, to execute any extensions, renewals or modifications of such deeds of trust or mortgages;

     (e) to employ or engage persons, firms or companies (including any Manager or Member or an Affiliate of any Manager or Member) for the operation, maintenance, marketing and financing of the Company and to pay reasonable compensation for such services;

     (f) to cause to be paid any and all taxes, charges and assessments that may be levied, assessed or imposed upon any assets of the Company;

     (g) to purchase liability and other insurance to protect the Company's property and business;

     (h) to hold and own any Company real and/or personal properties in the name of the Company;

     (i) to invest any Company funds temporarily (by way of example but not limitation) in time deposits, short-term governmental obligations, commercial paper, or other investments;

     (j) to employ accountants, legal counsel, managing agents, or other experts to perform services for the Company and to compensate them from Company funds;

     (k) to sell or otherwise dispose of all or substantially all of the assets of the Company as part of a single transaction or plan or to merge or consolidate the Company with or into another Person;

     (l) to execute on behalf of the  Company  all  instruments  and  documents, including, without limitation: checks; drafts; notes and other negotiable instruments; mortgages, or deeds of trust; security agreements; financing statements; documents providing for the acquisition, mortgage or disposition of the Company's property; assignments; bills of sale; leases; partnership agreements; operating agreements of other limited liability companies; and any other instruments or documents necessary, in the opinion of the Board of Managers, to the business of the Company; and

     (m) to engage in such other activities and incur such other expenses as may be reasonably necessary, advisable or appropriate for the furtherance of the Company's purposes so long as such activities may be lawfully carried on or performed by a limited liability company under the Act, and to execute, acknowledge and deliver any and all instruments necessary to implement the foregoing.

     5.07 Certain Actions Requiring Supermajority Consent of the Members. Notwithstanding anything to the contrary contained in this Agreement, and in addition to any other actions required by the terms of this Agreement or by applicable law to be approved by Members, each of the following actions shall require both the approval of the Managers and the Supermajority Consent of the
Members:

     (a) any amendments to or changes in the purposes of the Company, as set forth in Section 2.03 of this Agreement;

     (b) any transaction or series of transactions pursuant to which (i) the Company would sell, assign, lease or otherwise dispose of or voluntarily part with the control of all or substantially all of its assets to any Person, or
(ii) a Change In Control of the Company would be effected;

     (c) decisions regarding the raising of capital for the Company, including the incurring of any indebtedness for borrowed money or the issuance of Units or options or warrants therefor (other than the issuance of any Units in connection with the exercise of warrants or options issued pursuant to arrangements approved by Supermajority Consent of the Members or any repurchase or redemption by the Company of any Units;

     (d) the granting of any lien, security interest or other charge or encumbrance upon, in or with respect to any assets or rights of the Company and the prepayment, refinancing, modification or extension of any such lien, security interest or other charge or encumbrance;

     (e) any agreement, arrangement, transaction or series thereof between the Company and any Member or Manager of the Company or any direct or indirect Affiliate thereof;

     (f) any other agreement, contract, transaction, series of transactions or plan of action involving aggregate payments, liabilities, obligations or the forgiveness of any of the same in excess of $50,000 in value that is not set forth in an annual budget previously approved by Supermajority Consent of the Members;

     (g) the acquisition of any assets other than in the ordinary course of business;

     (h) to sell or otherwise dispose of all or substantially all of the assets of the Company as part of a single transaction or plan or to merge or consolidate the Company with or into another Person; and

     (i) any decision involving (1) the filing by the Company of a voluntary bankruptcy case, (2) the making by the Company of a general assignment for the benefit of its creditors, (3) the admission in writing by the Company of its inability to pay its debts as they mature, (4) the filing by the Company of an application for, or consent to, the appointment of any receiver or a permanent or interim trustee of the Company or of all or any portion of its property, including, without limitation, the appointment or authorization of a trustee, receiver, or agent under applicable law or under a contract to take charge of its property for the purposes of enforcing a lien against such property or for the purpose of general administration of such property for the benefit of its creditors, or (5) the filing by the Company of a petition seeking a reorganization of its financial affairs or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against the Company in any proceeding under any such law or statute.

     5.08 Certain Transactions.

     (a) No contract or transaction between the Company and one or more of its Managers, or between the Company and any other Person in which one or more of its Managers are directors, managers or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because such Manager(s) is present at or participates in the meeting of the Board which authorizes the contract or transaction or solely because the votes of such Manager(s) are counted for such purpose, if:

          (i) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Managers and the Board in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Managers, even though the disinterested Managers be less than a quorum; or

          (ii) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Members entitled to vote thereon, and the contract or transaction is specifically approved in good faith by Supermajority Consent of the Members; or

          (iii) The contract or transaction is fair to the Company as of the time it is authorized, approved or ratified by the Board of Managers or the Members.

     (b) Interested Managers may be counted in determining the presence of a quorum at a meeting of the Board of Managers which authorizes any such contract or transaction. 5.09 Meetings of Managers.

     (a) Place of Meetings. Meetings of the Managers need not be held in the State.

     (b) Regular Meetings. Regular meetings of the Board of Managers may be held without call or notice at such places and at such times as the Managers may from time to time determine, provided that any Manager who is absent when such determination is made shall be given written notice of the determination. A regular meeting of the Board of Managers may be held without a call or notice at the same place as the annual meeting of Members, or a special meeting held in lieu thereof, following such meeting of Members.

     (c) Special Meetings. Special meetings of the Board of Managers may be called by any Manager. Notice of the time and place of all special meetings shall be given by the Manager(s) calling the meeting. Notice must be given orally, by telephone, by facsimile, or in writing, and such notice shall be sufficient if given in time to enable the Manager to attend, provided, that such notice must, in any event, be received at least twenty-four (24) hours before the meeting. No notice of any meeting of the Board of Managers need be given to any Manager if such Manager, by a writing filed with the records of the meeting (and whether executed before or after such meeting), waives such notice, or if such Manager attends the meeting without protesting prior thereto or at its commencement the lack of notice to him.

     (d) Quorum of Managers; Required Vote. At any meeting of the Board of Managers a majority of the number of Managers then constituting the full Board shall constitute a quorum, but a lesser number may adjourn any meeting from time to time without further notice. Unless otherwise provided by law or by this Agreement, business may be transacted by vote of a majority of the Managers then present at any meeting at which there is a quorum.

     (e) Action Without a Meeting. Unless otherwise provided by law, any action required or permitted to be taken at any meeting of the Managers may be taken without a meeting if all Managers consent to the action by Written Consent and the written consents are filed with the records of the meetings of Managers. Such consents shall be treated for all purposes as a vote at a meeting.

     (f) Telephone Conference Meetings. Any Manager may participate in any meeting of the Board by means of a conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

     5.10 Authority to Act. Subject to the provisions of this Agreement, the signature of any Manager, or any Person authorized by the Managers, on any agreement, contract, instrument or other document shall be sufficient to bind the Company in respect thereof and conclusively evidence the authority of such Person and the Company with respect thereto, and no third party need look to any other evidence or require the joinder or consent of any other party. Unless authorized to do so by this Agreement or by the Board of Managers, no attorney-in-fact, employee, or other agent of the Company shall have any power or authority to bind the Company in any way, to pledge its credit or to render it liable pecuniarily for any purpose. No Member shall have any power or authority to bind the Company unless the Member has been authorized by the Board of Managers to act as an agent of the Company in accordance with the previous sentence.

     5.11 Standard of Care; Limitation of Liability. Each Manager of the Company shall perform his duties in good faith, in a manner he reasonably believes to be in the best interests of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A Manager of the Company who so performs the duties of Manager shall not have any liability by reason of being or having been a Manager of the Company. The Board of Managers of the Company do not, in any way, guarantee the return of the Members' Capital Contributions or a profit for the Members from the operations of the Company. No Manager shall be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member, unless the loss or damage shall have been the result of fraud, deceit, gross negligence, willful misconduct, or a wrongful taking by the Manager.

     5.15 Managers Have No Exclusive Duty to Company. Except as otherwise Provided in this Agreement or any other agreement between the Company and a Manager,

     (a) no Manager shall be required to manage the Company as his sole and exclusive function;

     (b) any Manager may have other business interests and may engage in other activities in addition to those relating to the Company;

     (c) neither the Company nor any Member shall have any right, by virtue of this Agreement, to share or participate in such other investments or activities of any Manager or to the income or proceeds derived therefrom and;

     (d) no Manager shall incur any liability to the Company or to any of the Members as a result of engaging in any other business or venture.

     5.16  Indemnity of Managers, Employees and Other Agents.

     (a) Indemnification and Advancement of Expenses. Subject to the provisions of this Section, the Company shall, to the fullest extent it would be permitted under Section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented from time to time or any successor provision ("Section 145"), if the Company were a Delaware corporation (provided such indemnification is at the time also permitted by Section 8 of the Act, as the same may be amended and supplemented from time to time or any successor provision ("Section 8")), indemnify and advance expenses to (i) its Managers (as if directors), and
(ii) any person who at the request of the Company is or was serving as a director, manager, officer, employee or agent of another Person, from and against any and all of the expenses, liabilities, or other matters referred to in or covered by Section 145 or Section 8. The Company, by action of its Board of Managers, may indemnify and advance expenses to its employees, and other agents and other persons who are not Managers up to the fullest extent permitted by Section 145 and Section 8 provided that such indemnification and advancement of expenses in any given situation is approved or ratified by the Board of Managers.

     (b) Actions other than by or in the Right of the Company. Subject to the provisions of Subsection (a) above, the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a Manager, employee or agent of the Company, or is or was serving at the request of the Company as a director, manager, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (c) Actions by or in the Right of the Company. Subject to the provisions of Subsection (a) above, the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a Manager, employee or agent of the Company, or is or was serving at the request of the Company as a director, manager, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

     (d) Success on the Merits. To the extent that any person described in Subsections (b) or (c) of this Section has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in said Subsections, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (e) Specific Authorization. Any indemnification under Subsection (b) or (c) of this Section (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of any Person described in said Subsections is proper in the circumstances because he has met the applicable standard of conduct required by said Subsections. Such determination shall be made by Supermajority Consent of the Members.

     (f) Advance Payment. Expenses incurred in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of any person described in this Section to repay such amount if it shall ultimately be determined that he is not entitled to indemnification by the Company as authorized in this Section.

     (g) Non-Exclusivity. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section shall not be deemed exclusive of any other rights to which those provided indemnification or advancement of expenses may be entitled under any agreement, vote of Members or disinterested Managers or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

     (h) Insurance. The Members may, by Supermajority Consent of the Members, authorize the Company to purchase and maintain insurance on behalf of any Person who is or was a Manager, employee or agent of the Company, or is or was serving at the request of the Company as a director, manager, officer, employee or agent of another Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Section.

     (i) Continuation of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section shall continue as to a person who has ceased to be a director, manager, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. (j) Severability. If any word, clause or provision of this Section or any award made hereunder shall for any reason be determined to be invalid, the provisions hereof shall not otherwise be affected thereby but shall remain in full force and effect.

     (k) Intent of Section. The intent of this Section is to provide for indemnification and advancement of expenses to the fullest extent that would be permitted by Section 145 if the Company were a Delaware corporation, provided such indemnification also is permitted by Section 8. To the extent that Section 145 or Section 8 or any successor section thereto may be amended or supplemented from time to time, this Article shall be amended automatically and construed so as to permit indemnification and advancement of expenses to the fullest extent from time to time permitted by law.

     5.17  Compensation; Expenses of Managers; Loans; Guaranties.

     (a) Compensation and Reimbursement. Except as otherwise provided in this Agreement, no Member or Manager shall receive any salary, fee, or draw for any services rendered to or on behalf of the Company, nor shall any Member or Manager be reimbursed for any expenses incurred by such Member or Manager on behalf of the Company. For the performance of their services as Managers hereunder, the Board of Managers, in the aggregate, shall be entitled to compensation equal to two percent (2%) of the Project's net income, up to a total of $25,000 per fiscal year (the "Management Fee"). The Board of Managers may determine the timing and apportionment of such Management Fee in its sole discretion, with any deadlock among the Managers with respect to the Management Fee to be resolved in accordance with the procedures described in Article XI below.

     (b) Engagement of Asset Manager. The Company may engage and retain an asset manager (the "Asset Manager") in accordance with such terms and conditions as are mutually agreeable to the Company and the Asset Manager, and the Asset Manager or its Affiliate may be a Manager and/or Member hereunder. It is the intention of the parties that the Asset Manager shall be responsible for property management, including leasing coordination and negotiation, investor correspondence and oversight of preparation of information for tax return preparation. For its services, the Company shall pay to the Asset Manager an asset management fee to be mutually determined by the Company and the Asset Manager. The Asset Manager shall also be reimbursed at cost for any maintenance personnel, including an on-site maintenance person (if approved by the Managers), but not for a non-maintenance property manager.

     (c) Expenses. The Managers may charge the Company for any direct expenses reasonably incurred in connection with the Company business.

     (d) Loans. The Managers may, but are not obligated to, lend or advance money to the Company to further the purposes of the Company. If a Manager shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a Manager shall be repayable out of the Company's cash and shall bear interest at a rate not in excess of the lesser of (i) the Prime Rate plus four (4) percentage points, or (ii) the maximum rate permitted by law, which interest shall accrue and be payable at the same time as the principal amount of such loan shall be repaid as hereinafter provided. Each such loan made by a Manager shall be due and payable on demand and may be evidenced by a promissory note substantially in accordance with the terms and conditions outlined in this Section 5.17(d). Said loan or loans shall be secured in such manner as reasonably requested by a Manager and the Company agrees to execute such security agreements, financing statements and other instruments as necessary to evidence the same.

     (e) Guaranties. The Managers may charge the Company a fee for any personal guaranty required to be executed in connection with any loan, or any other hazardous substances or similar indemnification required to be executed or delivered in connection with any loan to the Company. Such fee shall not exceed five percent (5%) of the amount of the guaranty, or if no amount is specified, then the fee shall not exceed one percent (1%) of the amount of the loan to which the guaranty relates.

                                   ARTICLE VI
                               MEETINGS OF MEMBERS

     6.01 No Annual Meeting. No annual meeting of the Members shall be required.

     6.02 Special Meetings. Special meetings of the Members, for any purpose or purposes, unless otherwise prescribed by the Act, may be called by the Board of Managers or by Written Consent of any Member or Members having aggregate Percentage Interests of at least ten (10) percent.

     6.03 Place of Meetings. The Board of Managers may designate any place, either within or outside the State, as the place of meeting for any meeting of the Members. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Company.

     6.04 Notice of Meetings. Except as provided in section 6.05 below, written notice stating the place, day, and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered no fewer than five
(5) nor more than thirty (30) days before the date of the meeting, either personally or by mail, by or at the direction of the Board of Managers or Person calling the meeting, to each Member entitled to vote at the meeting.

     6.05 Meeting of All Members. If all of the Members shall meet at any time and place, either within or outside of the State, and consent to the holding of a meeting at that time and place, the meeting shall be valid without call or notice, and at the meeting lawful action may be taken.

     6.06 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed or the date on which the resolution declaring the distribution is adopted, as the case may be, shall be the record date for the determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this section, the determination shall apply to any adjournment of the meeting.

     6.07 Quorum. Members having at least two-thirds (2/3) of the aggregate Percentage Interests, represented in person or by proxy, shall constitute a quorum at any meeting of Members. In the absence of a quorum at any meeting of Members, a majority of the aggregate Percentage Interests so represented may adjourn the meeting from time to time for a period not to exceed 60 days without further notice. However, if the adjournment is for more than 60 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting. At an adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during the meeting of Members having aggregate Percentage Interests whose absence would cause less than a quorum.

     6.08 Manner of Acting. All elections of Managers shall be determined by a vote of a plurality of the Percentage Interests represented at a meeting called for such purpose, provided, however, that in no case shall the Managers have the ability to control such plurality. All other matters shall be determined by Majority Consent of the Members, unless Supermajority Consent of the Members or the vote of another proportion or number is otherwise required by the Act or by this Agreement.

     6.09 Proxies. At all meetings of Members, a Member may vote in person or by proxy executed in writing by the Member or by a duly authorized attorney-in-fact. The proxy shall be filed with the Managers of the Company before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

     6.10 Action by Members Without a Meeting. Action required or permitted to be taken at a meeting of Members may be taken without a meeting if the action is evidenced by one or more Written Consents describing the action taken, signed by Members entitled to vote having the aggregate Percentage Interests required to take such action at a duly called meeting and delivered to the Secretary of the Company for inclusion in the minutes or for filing with the Company records.

     6.11 Waiver of Notice. When any notice is required to be given to any Member, a waiver of the notice in writing signed by the person entitled to the notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of the notice.

                                 ARTICLE VII
              RIGHTS, OBLIGATIONS AND REPRESENTATIONS OF MEMBERS

     7.01 Limitation of Liability. Each Member's liability shall be limited as set forth in this Agreement, the Act, and other applicable law. Except as otherwise expressly provided, no Member shall be personally liable for any debts, obligations, liabilities or losses of the Company nor shall any Member be required to restore a negative Capital Account balance.

     7.02 Company Books and Records. Subject to such reasonable standards (including standards governing what information and documents are to be furnished at what time and location and at whose expense) imposed by the Board of Managers, upon written request stating the purpose, a Member may examine and copy in person, at any reasonable time, for any proper purpose reasonably related to such Member's interest as a Member of the Company, all records required to be maintained under the Act and such other information regarding the business affairs and financial condition of the Company as is just and reasonable for the Member to examine and copy.

     7.03 Expenses. Any Member may charge the Company for any direct expenses reasonably incurred in connection with the Company business.

     7.04 Guaranties. Any Member may charge the Company a fee for any personal guaranty required to be executed in connection with any loan, or any other hazardous substances or similar indemnification required to be executed or delivered in connection with any loan to the Company. Such fee shall not exceed five percent (5%) of the amount of the guaranty, or if no amount is specified, then the fee shall not exceed one percent (1%) of the amount of the loan to which the guaranty relates.

     7.05 Priority and Return of Capital. Except as may be expressly provided in Articles III and IV, no Member shall have priority over any other Member, either for the return of Capital Contributions or for profits, losses, or distributions.

     7.06 Representations. Each Member hereby represents and warrants as follows:

     (a) Such Member is acquiring its Units for investment, solely for such Member's own account and not for distribution, transfer or sale to others in connection with any distribution or public offering.

     (b) Such Member is financially able to bear the economic risk of an investment in the Company and has no need for liquidity in this investment. Furthermore, the financial capacity of such Member is of such a proportion that the total costs of such Member's investment in the Company is not material when compared with such Member's total financial capacity.

     (c) Such Member has such knowledge, experience and skill in financial and business matters in general and with respect to investments of a nature similar to an investment in the Company so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, this investment. Such Member acknowledges and understands that the purchase of its Units involves an investment in a new business that has no previous operating experience, and, therefore, this is a speculative investment with no assurance of success.

     (d) Such Member (i) has received all information that such Member deems necessary to make an informed investment decision with respect to an investment in the Company; (ii) has had the unrestricted opportunity to make such investigation as such Member desires pertaining to the Company and an investment therein and to verify any information furnished to such Member; and (iii) has had the opportunity to ask questions of representatives of the Company concerning the Company and such Member's investment.

     (e) Such Member understands that such Member must bear the economic risk of an investment in the Company for an indefinite period of time because (i) the Units have not been registered under the Securities Act and applicable state securities laws and (ii) the Units may not be sold, transferred, pledged or otherwise disposed of except in accordance with this Agreement, the Securities Act and any applicable state securities laws.

     (f) Such Member understands that the Company is not obligated to register the Units for resale under the Securities Act or any applicable state securities laws and that the Company is not obligated to supply such Member with information or assistance in complying with any exemption under the Securities Act or any applicable state securities laws.

     (g) Such Member has full power and authority to execute, deliver, and perform this Agreement in accordance with its terms, and this Agreement constitutes the valid and binding obligation of such Member, enforceable against such Member in accordance with its terms.

     7.07  Confidentiality.

     (a) Each Member agrees not to divulge, communicate, use to the detriment of the Company or for the benefit of any other Person, or misuse in any way, any confidential information of the Company or any subsidiary or any other information received by the Company under an obligation of confidentiality that is disclosed to the Members, except as may be required by law; provided, however, that this prohibition shall not apply to any information which, (i) is or becomes generally available to the public or within the industry to which such information relates other than as a result of a breach of this Agreement, or (ii) at the time of disclosure to a Member by any other party was already known by such Member as evidenced by such Member's written records, or (iii) becomes available on a non-confidential basis from a source that is entitled to disclose it on a non-confidential basis, or (iv) was or is independently developed by or for a Member without reference to the confidential information, as evidenced by such Member's written records.

                                  ARTICLE VIII
                        BOOKS, RECORDS AND BANK ACCOUNTS

     8.01 Books and Records. During the term of the Company's existence and for a period of five (5) years thereafter, there shall be maintained all records required to be kept pursuant to the Act, including, without limitation, a current list of the names, addresses and Units held by each of the Members (including the dates on which each of the Members became a Member), all tax records, copies of this Agreement and the Certificate, including all amendments or restatements, and correct and complete books and records of account of the Company. Notwithstanding the foregoing, it is understood that all books and records of the Company shall be retained for any period required by applicable law or any pending audit or similar proceeding. The Company shall keep just and true books of account with respect to the operations of the Company. All such books shall be maintained at the principal place of business of the Company, or, for the period following dissolution, at such other place as the Liquidator shall determine.

     8.02 Accounting Basis and Fiscal Year. The books of account of the Company shall be kept on the tax basis of accounting, or on such other method of accounting as the Board of Managers may from time to time determine. The fiscal year of the Company shall be the calendar year.

     8.03  Reports.

     (a) Within ninety (90) days after the end of each fiscal year, the Company shall furnish to each Member such information as may be needed to enable such Member to file its Federal income tax return, any required state income tax return and any other reporting or filing requirements imposed by any governmental agency or authority.

     (b) Within thirty (30) days after the end of each fiscal year, the Company shall prepare and deliver to the Members a financial report of the Company, including a balance sheet, a profit and loss statement and, if such profit and loss statement is not prepared on a cash basis, a cash flow or source and application of funds statement, which shall be accompanied by a certificate of the Treasurer, stating that such financial report presents fairly the financial condition of the Company as of the date of such financial report and the results of the Company's operations for such year.

     (c) Within twenty (20) days after the end of the months of March, June and September of each year, the Company shall prepare and deliver to each of the Members an estimate of the Company's Profit or Loss for the fiscal quarter just ending and such Member's share thereof.

     (d) The Managers shall cause to be maintained an annual budget and monthly financial statements. At a minimum, these reports shall contain (i) the balance sheet of the Company as of the end of the month, the fiscal quarter or year,
(ii) an income  statement  of the Company for such month,  quarter or year,  and
(iii) a statement showing the revenues distributed by the Company to Members in respect of such month, quarter or year. Such financial statements shall be available to any Member that from time to time requests such reports.

     (e) The Managers shall timely provide the Members with adequate information to meet its periodic securities filing obligations, including, but not limited to, financial statements prepared in accordance with generally accepted accounting principles

     8.04 Bank Accounts. The Managers shall be responsible for causing one or more accounts to be maintained in a bank (or banks) which is a member of the F.D.I.C., which accounts shall be used for the payment of the expenditures incurred by the Board of Managers in connection with the business of the Company, and in which shall be deposited any and all cash receipts. All such amounts shall be and remain the property of the Company, and shall be received, held and disbursed by the Managers for the purposes specified in this Agreement. There shall not be deposited in any of said accounts any funds other than funds belonging to the Company, and no other funds shall in any way be commingled with such funds. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Company, shall be signed by such Manager, agent or agents of the Company and in such manner as shall from time to time be determined by resolution of the Board of Managers.

     8.05 Tax Matters. The Members intend for the Company to be treated as a partnership for tax purposes. The Managers shall designate one Member to be the "tax matters partner" (the "Tax Matters Member") of the Company pursuant to
Section 6231(a)(7) of the Code. Such Member shall take such action as may be necessary to cause each other Member to become a "notice partner" within the meaning of Section 6223 of the Code. Such Member shall inform each other Member of all significant matters that may come to its attention in its capacity as Tax Matters Member by giving notice thereof on or before the fifth Business Day after becoming aware thereof and, within that time, shall forward to each other Member copies of all significant written communications it may receive in that capacity. Such Member may not take any action contemplated by Sections 6222 through 6232 of the Code without the Written Consent of all Members but this sentence does not authorize such Member to take any action left to the determination of an individual Member under Sections 6222 through 6232 of the Code. The initial Tax Matters Member shall be Jeff Wallace.

                                   ARTICLE IX
                            TRANSFERABILITY OF UNITS

     9.01 General. No Member may voluntarily retire or withdraw from the Company or sell, transfer, assign, pledge, encumber or otherwise dispose of all or any part of its interest in the Company (whether voluntarily, involuntarily or by operation of law) ("Assign" or "Assignment") except in compliance with this
Article IX. Any purported Assignment of any Units in violation of the provisions of this Agreement shall be wholly void and shall not effectuate the Assignment contemplated thereby. Notwithstanding anything to the contrary contained herein, the provisions of Sections 9.03, 9.04 and 9.05 shall not apply to any transfer made pursuant to the exercise of the Call or the Zoom Option under Sections 9.06 and 9.07, respectively.

     9.02 Retirement of a Member. The Retirement of a Member shall not dissolve or terminate the Company. In the event of a Member's death, the legal representative of the Retired Member shall be the assignee of the Retired Member's Units and may become a Substitute Member upon compliance with the provisions of Section 9.04 hereof. The estate of the Retired Member shall be liable for all of the Retired Member's liabilities and obligations to the Company as a Member.

     9.03 Assignment. This Section governs only the Assignment of a Member's economic rights in the Company. With respect to admission of an assignee as a Member, the provisions of Section 9.04 shall govern. No Member may Assign all or any part of its Units without first complying with the following provisions:

     (a) the assignor shall, at the request of the Board of Managers, deliver an opinion of counsel, in form and substance satisfactory to counsel designated by the Board of Managers, that such Assignment and any offerings made in connection therewith are in compliance with applicable Federal and state laws, including, without limitation, the Act and applicable securities laws;

     (b) the assignee shall execute a statement that it is acquiring the Units for its own account for investment and not with a view to the distribution or resale thereof; and

     (c) in the opinion of counsel designated by the Board of Managers, such assignment would not result in substantial adverse tax consequences to the Members under the Code.

     If the foregoing conditions are complied with, the Board of Managers shall consent to any Assignment made by a Member (a)(i) to such Member's spouse, children, grandchildren, or siblings, or a trust for the benefit of any or all of such individuals ("Permitted Transferees") or (b) to another Member or to a third party pursuant to Section 9.05 below.

     9.04 Substitution. An assignee of Units assigned in accordance with the provisions of Section 9.03 may become a Substitute Member of the same class of its assignor only if: (a) such Person executes an instrument satisfactory to the Managers accepting and adopting the terms and provisions of this Agreement;

     (b) in the case of Assignments other than by operation of law, the assignor states its intention in writing to have its assignee become a Substitute Member; and

     (c) such Person agrees, at the option of the Company, to pay any filing fees, reasonable counsel fees, and other reasonable expenses in connection with its becoming a Substitute Member hereunder.

     An assignee of Units who does not become a Substitute Member in accordance with this Section 9.04 and who desires to make a further assignment of its Units shall nonetheless be subject to all the provisions of this Article IX to the same extent and in the same manner as any Member desiring to make an assignment of its Units. The Units held by an assignee who is not admitted as a Substitute Member shall in no way affect the right of such assignee to receive the share of capital, profits and losses and distributions to which its predecessor in interest was entitled. The Units held by an assignee who is not admitted as a Substitute Member shall not be counted for the purpose of determining whether the requisite consent or vote of the Members has been given to any proposed action for which the vote or consent of the Members is required.

     9.05  Right of First Refusal.

     (a) If at any time any Member (the "Selling Member") intends to Assign any of its Units to any Person (including another Member), other than to a Permitted Transferee or pursuant to the provisions of Sections 9.06 or 9.07 below, then the Selling Member shall, prior to any such Assignment, give written notice (the "Sale Notice") of such intention to the Company and the other Members (the "Buying Members"). The Sale Notice shall include the name of the proposed assignee, the proposed purchase price per Unit, the terms of payment of such purchase price and all other matters relating to such Assignment and shall be accompanied by a copy of a binding written agreement of the proposed assignee to purchase such Units from the Selling Member. The Sale Notice shall constitute a binding offer by the Selling Member to Assign to the Company such number of Units (the "Offered Units") then owned by the Selling Member as are proposed to be Assigned in the Sale Notice at the monetary price per Unit designated in the Sale Notice, payable as hereinafter provided.

     (b) Not later than thirty (30) days after receipt of the Sale Notice, the Company shall deliver to the Selling Member and the Buying Members a written notice (the "Buying Notice") stating whether the Company has accepted the offer stated in the Sale Notice. If the Company accepts the offer of the Selling
Member in full, the Buying Notice shall fix a time, location and date for the closing of such purchase, which date shall be not less than ten (10) nor more than sixty (60) days after delivery of the Buying Notice. The Company shall have no right to purchase any Offered Units unless the Company accepts the offer of the Selling Member in whole. In the event the Company elects to purchase less than all the Offered Units, the Buying Members shall have fifteen (15) days from the date of the Buying Notice to elect to purchase the Offered Units which the Company did not elect to purchase, by giving written notice to the Company and the Selling Member specifying the number of Offered Units each elects to purchase and a time, location and date for the closing for such purchase, which date shall be not less that ten (10) nor more than sixty (60) days from the end of such fifteen (15) day period. If the Company is purchasing some of the Offered Units, the closing of the Company's purchase shall be on such date. Unless otherwise agreed between or among the Buying Members, the purchase by the Buying Members shall be pro rata to their then Percentage Interests; provided, however, that if one or more of the Buying Members elects not to purchase any Offered Units subject to the Sale Notice, the remaining Buying Members may purchase all of the Offered Units, without the consent of any non-purchasing
Members, pro rata between or among them or in such other manner as they may agree. Notwithstanding the foregoing, neither the Company nor any Buying Member shall have a right to purchase any Offered Units unless the Company and/or the Buying Members accept the offer of the Selling Member in whole. The place for the closing of any purchase and sale described in this Section 9.05 shall be the principal office of the Company or at such other place as the parties shall agree. At the closing, the Selling Member shall accept payment on the terms offered by the proposed assignee named in the Sale Notice; provided, however, that neither the Company nor the Buying Members, as the case may be, shall be required to meet any non-monetary terms of the proposed Assignment, including, without limitation, delivery of other securities in exchange for the Units proposed to be Assigned, but rather, shall be entitled to substitute therefore monetary terms having the same fair market value as the non-monetary terms, as conclusively determined by the Managers in good faith. At the closing, the Selling Member shall execute and deliver to the Company and/or the Buying Members such documents, certificates and instruments of Assignment as the Company and/or the Buying Members shall require to evidence and effectuate the Assignment.

     (c) If the Company and the Buying Members shall fail to accept the offer stated in the Sale Notice within such thirty (30) day period, then the Selling Member shall be free to Assign all, but not less than all, of the Offered Units to the designated assignee at a price and on terms no less favorable to the Selling Member than described in the Sale Notice; provided, however, that such Assignment is consummated within one hundred fifty (150) days after the delivery of the Sale Notice to the Company and otherwise satisfies the terms and conditions of this Agreement; and provided, further, that the designated assignee may become a Substitute Member only upon compliance with the provisions of Section 9.04 hereof.

     9.06  Call Option.

     (a) At all times during the Call Period, Zoom shall have the right, provided that Zoom has not (i) sold, assigned or transferred any of its interests under the Purchase Agreement, or (ii) failed to make and Additional Capital Contribution under Section 4.09 above beyond any applicable cure period, to purchase from the Non-Zoom Members, and the Non-Zoom Members shall be obligated to sell to Zoom, all, but not less than all, of the Non-Zoom Members' collective Units (free and clear of all liens, encumbrances, and the like), including, but not limited to, all of the Non-Zoom Members' right, title and interest in and to the Real Property, Leases, Tangible Personal Property, Intangible Personal Property, License Agreements and Earnest Money, under the Purchase Agreement and the Second Amendment (the "Call"). If Zoom desires to exercise the Call, Zoom shall provide written notice to the Non-Zoom Members at least thirty (30) business days prior to the Call purchase date. In the event that the Call transaction has not closed by December 31, 2005 (other than as a result of a default of the Non-Zoom Members), all of Zoom's Call rights shall expire.

     (b) The purchase price for the Non-Zoom Members' interest (the "Call Option Price") shall be as follows:

          (i) If the closing of the Call transaction occurs within one (1) year after the Option Effective Date, an amount equal to the sum of (A) the Purchase Price (less, if applicable, the Closing Credit), plus any Investment Capital Contributions made from time to time by the Non-Zoom Members to the Company, plus the Non-Zoom Members' collective pro rata share of any undistributed net Profits of the Company (the "Non-Zoom Members' Net Profits") and (B) twenty percent (20%) of the Purchase Price (less, if applicable, the Closing Credit). For example, if the Purchase Price is $6,250,000.00 (including all closing costs, adjustments and credits), the total Investment Capital Contributions made by the Non-Zoom Members to the Company are $500,000.00, and the Non-Zoom Members' Net Profits are $100,000.00, then the Call Option Price would be $8,100,000.00 ($6,250,000.00 + 1,250,000.00 + 100,000.00 + 500,000.00).

          (ii) If the closing of the Call transaction occurs more than one (1) year after the Option Effective Date, an amount equal to the sum of (A) the Purchase Price (less, if applicable, the Closing Credit), plus any Investment Capital Contributions made from time to time by the Non-Zoom Members to the Company, plus the Non-Zoom Members' Net Profits and (B) (x) twenty percent (20%) of the the Purchase Price (less, if applicable, the Closing Credit), multiplied by (y) a fraction, the numerator of which shall be the number of months from the Option Effective Date to the close of the Call transaction, and the denominator of which shall be twelve (12).

     9.07  Zoom Option.

     (a) At all times during the Zoom Option Period, Zoom shall have the right to sell to the Non-Zoom Members, and the Zoom Members shall be obligated to buy from Zoom, all, but not less than all, of Zoom's Units (free and clear of all liens, encumbrances, and the like), including, but not limited to, all of Zoom's right, title and interest in and to the Real Property, Leases, Tangible Personal Property, Intangible Personal Property, License Agreements and Earnest Money under the Purchase Agreement and the Second Amendment (the "Zoom Option"). If Zoom desires to exercise the Zoom Option, Zoom shall provide written notice (the "Option Notification") to the Non-Zoom Members prior to the expiration of the Zoom Option Period.

     (b) The purchase price for Zoom's Units (the "Zoom Option Price") shall be an amount equal to the sum of (w) Zoom's allocable share, i.e. twenty percent (20%), of the Net Purchase Equity (as hereinafter defined), plus (x) any Investment Capital Contribution made from time to time by Zoom to the Company, plus (y) Zoom's pro rata share of any undistributed net Profits of the Company ("Zoom's Net Profits"), plus (z) Zoom's pro rata share of any of the Company's legal fees in connection with the acquisition and financing of the Property ("Zoom's Legal Share"). The term "Net Purchase Equity" as used herein shall mean the amount of the Purchase Price for the Property, increased by any closing costs and adjustments, and decreased by the Closing Credit (if applicable) and by the net proceeds of the mortgage used to fund the Purchase Price. For example, if the Purchase Price is $6,250,000.00 (including all closing costs, adjustments and credits) and the net mortgage proceeds are $4,000,000.00, the total Investment Capital Contributions made by Zoom to the Company are $50,000.00, Zoom's Net Profits are $25,000.00, and Zoom's Legal Share is
$25,000.00, then the Zoom Option Price would be $550,000.00 (20% of $2,250,000.00, plus $50,000.00, plus $25,000.00, plus $25,000.00).

     (c) In the event that Zoom exercises the Zoom Option, each of the Non-Zoom Members hereby agrees (i) to jointly and severally consummate such transaction within ninety (90) days after Zoom's delivery of the Option Notification, and
(ii) to contribute its pro rata share of the Zoom Option Price. Any member who fails to timely contribute its pro rata share of the Zoom Option Price shall suffer punitive dilution vis-a-vis the other Members, using the formula set forth in Section 4.09(e) above. Immediately upon Zoom's exercise of the Zoom Option, Zoom shall have no further obligation to make any Additional Capital
Contribution under Section 4.09 above, including any Additional Capital Contribution required by a pending capital call notice.

     (d) The Members hereby agree to execute and deliver any and all documents and instruments reasonably necessary to effect the exercise of the Zoom Option, including, but not limited to, all documents required under Section 9.03 above.

     9.08 Rights and Liabilities of an Assigning Member. Any Member who shall have assigned its Units shall cease to be a Member of the Company, except for the purpose of determining the profits and losses and assets allocable to its assignee and shall no longer have any of the rights or privileges of a Member.

                                    ARTICLE X
                           DISSOLUTION AND TERMINATION

     10.01 Events of Dissolution.

     (a) The Company shall be dissolved at 12:00 midnight on a date designated by the Board of Managers with the Supermajority Consent of the Members.

     (b) The Company shall not terminate until (a) a Certificate of Cancellation shall have been filed with the Secretary of State of the state and (b) the assets of the Company shall have been distributed as provided herein. Notwithstanding the dissolution of the Company, prior to the termination of the Company, as aforesaid, the business of the Company and the affairs of the Board of Managers and the Members, as such, shall continue to be governed by this Agreement. Upon dissolution, the Managers or, if there are none, a liquidator appointed by the Majority Consent of the Members (hereinafter, the
"Liquidator"), shall liquidate the assets of the Company and apply and distribute the proceeds thereof as contemplated by this Agreement and cause the filing of a Certificate of Cancellation.

     (c) Without limiting the generality of the foregoing, in winding up the affairs of the Company, the Liquidator shall have full right and unlimited discretion, in the name of and for and on behalf of the Company to:

          (i) Prosecute, defend and settle civil, criminal or administrative suits;

          (ii) Collect Company assets, including obligations owed to the Company;

          (iii) Settle and close the Company's business;

          (iv) Dispose of and convey all Company property for cash or any other form of consideration which would facilitate liquidation or distribution thereof, and in connection therewith to determine the time, manner and terms of any sale or sales of Company property, having due regard for the activity and condition of the relevant market and general financial and economic conditions;

          (v) Pay all reasonable selling costs and other expenses incurred in connection with the winding up out of the proceeds of the disposition of Company property;

          (vi) Discharge the Company's known liabilities and, if necessary, to set up, for a period not to exceed five (5) years after the date of dissolution, such cash reserves as the Liquidator may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company;

          (vii) Distribute, in accordance with Section 10.02, any remaining proceeds from the sale of Company property to the Members;

          (viii) Prepare, execute, acknowledge and file a Certificate of Cancellation under the Act and any other certificates, tax returns or instruments necessary or advisable under any applicable law to effect the winding up and termination of the Company; and

          (ix) Exercise, without further authorization or consent of any of the parties hereto or their legal representatives or successors in interest, all of the powers conferred upon the Managers under the terms of this Agreement to the extent necessary or desirable in the good faith judgment of the Liquidator to perform its duties and functions. The Liquidator (if not a Manager) shall not be liable as a Manager to the Members and shall, while acting in such capacity on behalf of the Company, be entitled to the indemnification rights set forth in Section 5.16.

     10.02 Distributions Upon Liquidation.

     (a) After payment of liabilities owing to creditors (including any Member or Manager that has made a loan to the Company in accordance with this Agreement), the Liquidator shall set up such reserves as the President or such Liquidator deems reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company. Said reserves may be paid over by the Liquidator to a bank, to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the Liquidator may deem advisable, such reserves shall be distributed to the Members or their assigns in the manner set forth in Section 10.02(b) below.

     (b) After paying such liabilities and providing for such reserves, the Liquidator shall cause the remaining net assets of the Company to be distributed to and among the Members in accordance with their respective positive Capital Account balances, as determined after taking into account all profits and losses of the Company.

     10.03 Final Audit. Within a reasonable time following the completion of the liquidation, the Liquidator shall supply to each Member a statement setting forth the assets and liabilities of the Company as of the date of complete liquidation and each Member's pro rata portion of distributions pursuant to
Section 10.02.

                                   ARTICLE XI
                               DISPUTE RESOLUTION

     11.01 Procedures for Dispute Resolution. Any dispute, controversy or claim (a "Dispute") between any parties hereto arising out of or relating to this Agreement shall be resolved in accordance with the procedures described in this
Article XI. The parties hereto agree to establish an internal hierarchy to facilitate resolution of these issues as set forth below.

     11.02 Informal Resolution.

     (a) The Managers of the Company and any Member involved in a Dispute shall discuss the Dispute and negotiate in good faith in an effort to resolve the Dispute without the necessity of any formal proceeding relating thereto ("Level 1 Review").

     (b) If the Dispute cannot be resolved within ten (10) days of the commencement of the Level 1 Review, then the Dispute shall be brought before all of the Members ("Level 2 Review"). The Board of Managers or a duly authorized committee thereof (excluding for this purpose any Manager affiliated with the Members involved in the Dispute) shall meet in person or by telephone as often as the parties reasonably deem necessary in order to gather and furnish to the participants in the Dispute all information with respect to the Dispute which the parties believe to be appropriate and germane in connection with its resolution. The Board of Managers or such committee shall discuss the Dispute and negotiate in good faith with senior management of any Member involved in a Dispute in an effort to resolve the Dispute without the necessity of any formal proceeding relating thereto. During the course of negotiations, all reasonable requests made by the Board of Managers or such committee or any Member for nonprivileged information, reasonably related to the Dispute, shall be honored in order that all parties may be fully advised of each Member's position.

     11.03 Non-Binding Mediation.

     (a) If resolution of the Dispute is not resolved within thirty (30) days of the first Level 2 Review meeting, then any party to a Dispute may refer the Dispute to non-binding mediation.

     (b) The parties to a Dispute shall endeavor to agree upon a mutually acceptable professional mediator not affiliated with any party to the Dispute (a "Neutral"). If no Neutral is selected within twenty (20) days after the referral to non-binding mediation, any party to the Dispute may request, within five (5) days of the end of such period, the American Arbitration Association ("AAA"), or other similar nationally recognized independent dispute resolution organization agreed to by the parties, to supply within ten (10) days of such request a list of at least three (3) potential Neutrals who are knowledgeable in the business in which the Company is engaged. If a mutually acceptable Neutral is not selected by the parties within five (5) days after receipt of the list of potential Neutrals, the Dispute shall be resolved in accordance with Section 11.04.

     (c) Within ten (10) days after the appointment of the Neutral, the parties to the Dispute agree to meet with the Neutral for a prehearing conference. At such conference the parties shall arrange for the exchange of information in the possession of any other party, including certain limited depositions where appropriate, and stipulation of uncontested facts. The parties shall establish the extent of and schedule for the production of relevant documents, depositions, and the identification of witnesses. Should a dispute arise over the extent of document production, appropriate witnesses or the scheduling of any activity, including the hearing date, the Neutral shall make a final determination after hearing each party's position. At such prehearing conference, or at a later scheduled conference as agreed by all parties to the Dispute, the date of the hearing shall be set which shall not, unless all parties agree, be more than forty-five (45) days from the date of the initial pre-hearing conference.

     (d) One week prior to the scheduled hearing, each party to the Dispute shall deliver to the Neutral and to any other party a written summary of its views on the matter in dispute. The summary shall be no longer than twenty (20) double-spaced pages unless the parties agree otherwise.

     (e) At the hearing each party shall be represented by counsel if so desired by any party. Each party shall have an agreed-upon time, not to exceed four hours, in which to present its case, including live or recorded testimony. The Neutral will be permitted to ask questions after the presentation by each side. No party shall interrupt any other party or lodge objections unless such procedures are agreed to in advance by all parties and the Neutral.

     (f) If the parties agree to a settlement, the parties, with the assistance of the Neutral, shall endeavor to draft and execute a settlement agreement at that time. The settlement agreement shall be a final and binding settlement among the parties of all claims, cross-claims and counterclaims among the parties relating to the Dispute. The facts reflected in the Dispute shall thereafter not serve as the basis of any other claim, cross-claim, counter-claim, action or other form of recovery by one party against any other party or parties to the settlement.

     (g) If a settlement agreement is not executed by the parties, the Neutral will meet separately with each party and orally summarize the dispute and the strengths and weaknesses of that party's position. If all parties agree, this oral summary can be conducted as a joint conference. There shall be no stenographic, visual or audio recording made of the hearing or subsequent discussions.

     (h) To the extent any issues arise as to the conduct of the mediation that are not specifically addressed by the rules specified above, the Commercial Mediation Rules of the AAA shall apply to the extent that they do not conflict with the procedures and rules specified above.

     (i) The mediation proceedings and all testimony, filings, documents and information relating to or presented during the mediation proceedings shall be disclosed exclusively for the purpose of facilitating the mediation process and for no other purpose and shall be deemed to be information subject to the confidentiality provisions of this Agreement.

     11.04 Binding Arbitration. If resolution of the Dispute still cannot be achieved pursuant to Section 11.03, the Dispute shall be settled by binding arbitration conducted in Boston, Massachusetts, in accordance with the then current Commercial Arbitration Rules of the AAA as modified by the following provisions:

     (a) Selection of one neutral arbitrator by the parties shall be from the AAA panel list in accordance with the appointment rules of the AAA.

     (b) The arbitration process shall be conducted on an expedited basis by the Boston Office of the AAA. Proceedings in arbitration shall begin no later than forty-five (45) days after the filing of the Dispute and shall be scheduled to conclude no later than two-hundred seventy (270) days after the filing of the Dispute. All hearings, unless otherwise agreed to by the parties, shall be held in Boston, Massachusetts.

     (c) The arbitrator may in his  discretion  order a pre-hearing  exchange of
information  including  production  of  documents,   exchange  of  summaries  of
testimony or exchange of statements of position or depositions.

     (d) The arbitration proceedings and all testimony, filings, documents and information relating to or presented during the arbitration proceedings shall be disclosed exclusively for the purpose of facilitating the arbitration process and for no other purpose and shall be deemed to be information subject to the confidentiality provisions of this Agreement.

     (e) The award of the arbitrator shall be made in a written opinion containing a concise analysis of the basis upon which the award was made.

     (f) A judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     (g) The parties agree to equally split the cost of any arbitration including the administrative fee, the compensation of the arbitrator and the expenses of any witnesses or proof produced at the direct request of the arbitrator.

     (h) The parties shall each bear all their own costs and expenses, including the fees and expenses of legal counsel and expert witnesses.

     (i) Notwithstanding the agreement to arbitrate contained in this Article XI, any party may apply to any court having jurisdiction to enforce this Agreement to seek provisional injunctive relief so as to maintain the status quo until the arbitration award is rendered or the dispute is otherwise resolved.

     (j) The arbitrator shall have the right only to interpret and apply the terms and conditions of this Agreement in accordance with the law of the State and to order any remedy allowed by this Agreement, but may not change any term or condition of this Agreement, deprive any party of any remedy expressly provided hereunder or provide any right or remedy that has not been expressly provided hereunder.

     (k) The arbitrator shall not have the power to award consequential damages or punitive damages.

     (l) The Federal Arbitration Act, 9 U.S.C. Sections 1 through 14, except as modified hereby, shall govern the interpretation and enforcement of this Article XI.

     11.05 Performance of Obligations. Notwithstanding anything to the contrary in this Article XI, the Members agree to continue performing their respective obligations under this Agreement while the Dispute is being resolved unless and until such obligations are terminated or expire in accordance with the provisions hereof.

                                   ARTICLE XII
                                POWER OF ATTORNEY

     12.1 Managers as Attorney-In-Fact. Each Member hereby makes, constitutes, and appoints the Managers and each successor Manager with full power of substitution and resubstitution, such Member's true and lawful attorney-in-fact for, and in the name, place, and stead and for the use and benefit of such Member, to sign, execute, certify, acknowledge, swear to, file, and record (a) all certificates and other instruments (including counterparts of this Agreement) that the Managers may deem necessary or appropriate to be filed by the Company under the laws of the Commonwealth of Massachusetts or any other state or jurisdiction in which the Company is doing, or intends to do, business;
(b) any and all amendments or changes to this Agreement and the instruments described in (a), as now or hereafter amended, that the Managers may deem necessary or appropriate to effect a change or modification of the Company in accordance with the terms of this Agreement, including, without limitation, amendments or changes to reflect (i) the exercise by the Managers of any power granted to them under this Agreement, (ii) any amendments adopted by the Members in accordance with the terms of this Agreement, (iii) the admission of any substituted Member, and (iv) the disposition by any Member of such Member's Units in the Company; (c) all certificates of cancellation and other instruments that the Managers may deem necessary or appropriate to effect the dissolution and termination of the Company pursuant to the terms of this Agreement; and (d) any other instrument that is now or may hereafter be required by law to be filed on behalf of the Company or is deemed necessary or appropriate by the Managers to carry out fully the provisions of this Agreement in accordance with its terms. Each Member authorizes such attorney-in-fact to take any further action that such attorney-in-fact shall consider necessary or advisable in connection with any of the foregoing, hereby giving such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in connection with the foregoing as fully as such Member might or could do personally, and hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue thereof or hereof.

     12.2 Nature of Special Power. The power of attorney granted pursuant to this Article XII:

     (a) Is a special power of attorney coupled with an interest and is irrevocable;

     (b) May be exercised by such attorney-in-fact by listing the Members executing any agreement, certificate, instrument, or other document with the single signature of such attorney-in-fact acting as attorney-in-fact for such Members; and

     (c) Shall survive the death, disability, legal incapacity bankruptcy, insolvency, dissolution, or cessation of existence of a Member and shall survive the delivery of an assignment by a Member of the whole or a portion of such Member's Units; provided, however, that where the assignment is of all of such Member's Units and the assignee is admitted as a substituted Member, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling such attorney-in-fact to effect such substitution.

                                  ARTICLE XIII
                                  MISCELLANEOUS

     13.01 Notices. Any and all notices, elections, consents or demands permitted or required to be made or given under this Agreement shall be in writing and shall be delivered personally, made by telex, telecopy, or facsimile transmission, sent by overnight courier or sent by registered or certified mail, return receipt requested, to the addressee as follows: if to a Member, to its address set forth on Schedule A, and, if to the Board of Managers of the Company, to the Company's principal office. Any and all notices, elections, consents or demands permitted or required to be made or given under this Agreement shall be deemed to have been given if by hand, at the time of the delivery thereof to the receiving party, if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or if sent by registered or certified mail, on the third (3rd) business day (ten
(10) if overseas) following the day such mailing is made.

     13.02 Successors and Assigns. Subject to the restrictions on transfer set forth herein, this Agreement, and each and every provision hereof, shall be binding upon and shall inure to the benefit of the Members, their respective successors, successors-in-title, heirs and assigns, and each and every successor-in-interest to any Member, whether such successor acquires such interest by way of gift, purchase, foreclosure, or by any other method, shall hold such interest subject to all of the terms and provisions of this Agreement.

     13.03 Amendments. This Agreement may be amended from time to time by the Board of Managers; provided, however, that: (a) all Members must vote in favor of, or give their Written Consent to, any amendment which would amend this
Section 13.03; (b) each Member to be affected must give its Written Consent to any amendment which would (i) increase the amount of the Capital Contribution payable by such Member; (ii) increase the liability of such Member; or (iii) cause such Member's share of the Company's assets, profits or losses to be modified, unless such modification is in connection with the admission of a new Member or Members and all interests of persons or entities who are Members of the same class immediately prior to such admission are similarly modified; (c) no provision of this Agreement requiring that an action be taken only upon approval of Members holding a specified Percentage Interest may be modified, amended or repealed unless Members holding at least such Percentage Interest vote in favor of, or give their Written Consent to, such modification, amendment or repeal, and (d) the Board of Managers is authorized, without the vote in favor or Written Consent of any Member, to make amendments to this Agreement:
(i) to add to the duties or obligations of the Board of Managers or surrender any right or power granted to the Board of Managers herein for the benefit of the Members; (ii) to preserve the status of the Company as a "partnership" for federal income tax purposes; (iii) to amend the provisions of this Agreement relating to allocations of profits and losses for tax purposes so that such provisions comply with applicable regulations adopted under the Code; and (iv) to reflect the admission or withdrawal of Members and the terms as authorized by this Agreement.

     13.04 Partition. The Members hereby agree that no Member nor any successor-in-interest to any Member, shall have the right while this Agreement remains in effect to have any property of the Company partitioned, or to file a complaint or institute any proceeding at law or in equity to have any property of the Company partitioned, and each Member, on behalf of itself, its successors, representatives, heirs, and assigns, hereby waives any such right.

     13.05 No Waiver. The failure of any Member to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such Member's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder, shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

     13.06 Exhibits and Schedules. All exhibits and schedules attached hereto are an integral part of this Agreement and are incorporated herein by this reference.

     13.07 Entire Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     13.08 Captions. Titles or captions of articles or sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

     13.09 Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State.

     13.10 Equitable Remedies. Each Member shall, in addition to rights provided herein or as may be provided under applicable law, be entitled to all equitable remedies, including those of specific performance and injunction, to enforce its rights hereunder.

     13.11 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of any Member or of the Company.

     13.12 Offset. Whenever the Company is to pay any sum to any Member, any amounts that Member owes the Company may be deducted from that sum before payment.

     13.13 Separability of Provisions. Each provision of this Agreement shall be considered separable. To the extent that any provision of this Agreement is prohibited or ineffective under the Act, this Agreement shall be considered amended to the smallest degree possible in order to make the Agreement effective under the Act (and, if the Act is subsequently amended or interpreted in such manner as to make effective any provision of this Agreement that was formerly rendered invalid, such provision shall automatically be considered to be valid from the effective date of such amendment or interpretation).

     13.14 Counterparts. This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Agreement, binding on all of the Members and Managers, notwithstanding that all Members and Managers have not signed the same counterpart.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

  WITNESS the execution hereof under seal as of the day first above written.


MEMBERS:                                  MANAGERS:

BRUCE M. KRAMER LIVING TRUST


By:  /s/ Bruce M. Kramer                    /s/ Peter Kramer
-----------------------------------       -----------------------------------
   Bruce M. Kramer, as Trustee and        Peter Kramer
   individually
                                            /s/ Jeff Wallace
                                          -----------------------------------
                                          Jeff Wallace

JEWEL FAMILY LIMITED PARTNERSHIP


By:  /s/ Jeff Wallace
-----------------------------------
   Jeff Wallace, as General Partner
   and individually



ZOOM TELEPHONICS, INC.


By:   /s/ Peter Kramer
-----------------------------------
   Peter Kramer
   Executive Vice President


  /s/ Frank Manning
-----------------------------------
Frank Manning

  /s/ Peter Kramer
-----------------------------------
Peter Kramer

                     Counterpart Signature Page For Members


      The undersigned hereby agrees to become a party to that certain Operating Agreement dated as of March ___, 2002 (the "Agreement") of Zoom Group LLC, a Massachusetts limited liability company (the "Company"). From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a "Member" and the Units owned by the undersigned as set forth below shall be deemed to be "Units" for all purposes of the Agreement.


-------------------------------------------
Printed Name of Member

-------------------------------------------
Signature of Member

Name:  ___________________________________

Title:  ____________________________________

Type and Number of Units: ___________________

Capital Contribution: ________________________


Date: _____________________________________


Agreed and accepted:

ZOOM GROUP LLC


By:
   ---------------------------------------


Date:
     -------------------------------------

                   Counterpart Signature Page For Managers


      The undersigned hereby agrees to become a party to that certain Operating Agreement dated as of March ___, 2002 (the "Agreement") of Zoom Group LLC, a Massachusetts limited liability company (the "Company"). From and after the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a "Manager" and shall be entitled to the rights, and subject to and bound by the obligations set forth therein.


------------------------------------------
Printed Name of Manager

------------------------------------------
Signature of Manager


Date:
     -------------------------------------

                                 ZOOM GROUP LLC


                                   SCHEDULE A

                                     MEMBERS

                              As of _________, 2002


----------------------------------------------------------------------------------------
                                                    Capital     Percentage     Capital
Name                  Address              Units  Contribution   Interest      Account
                                                                               Balance
----------------------------------------------------------------------------------------

Bruce M. Kramer       2738 N. Radford St.
Living Trust          Arlington, VA         20    $540,000.00       20%     $540,000.00
                      22207

Peter Kramer          1067 Beacon St.
                      Brookline, MA         20    $540,000.00       20%     $540,000.00
                      02446

Jewel Family Limited  8 Sessions St.
Partnership           Wellesley, MA         20    $490,000.00       20%     $490,000.00
                      02482

Zoom Telephonics,     207 South St.
Inc.                  Boston, MA 02111      20    $540,000.00       20%     $540,000.00

Frank Manning         36 Pinckney St.
                      Boston, MA 02114      20    $540,000.00       20%     $540,000.00
----------------------------------------------------------------------------------------